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                             ONCOGENE SCIENCE, INC.
                          COMMON STOCK PURCHASE WARRANT

GRANT DATE: December 11, 1992

      In consideration of the purchase of shares of Common Stock described in the Agreement, and as an inducement to make such purchase, the sufficiency of which as consideration is hereby acknowledged, Oncogene Science, Inc., a Delaware corporation (the "Company"), grants to Marion Merrell Dow Inc., a Delaware corporation (the "Holder"), the right, subject to the terms of this Warrant, to purchase at any time and from time to time during the period commencing on the Grant Date and ending on the Expiration Date, unless extended or terminated as provided herein, at prices set forth herein up to 500,000 fully paid and nonassessable shares of the authorized but unissued Common Stock. The Basic Exercise Price and the number of shares that may be purchased pursuant to this Warrant are subject to adjustment as set forth hereinafter.

         1. DEFINITIONS

         As used in this Warrant, unless the context otherwise requires, the following terms shall have the meanings set forth in this Section 1:

         1.1. "Agreement" means that certain Stock Purchase Agreement dated December 11, 1992 between the Company and the Holder.

         1.2. "Basic Exercise Price" means $5.50 per share, the price at which a Warrant Share may be purchased upon exercise of this Warrant prior to any adjustment provided for herein.

         1.3. "Blue Sky Application" means an application or other document filed pursuant to a Blue Sky Law to register, qualify or obtain an exemption for an offer or sale by or for the account of the Holder of all or part of this Warrant or any of the Warrant Shares.

         1.4. "Blue Sky Law" means the laws and regulations of any state or other jurisdiction applicable to any sale by or for the account of the Holder of all or part of this Warrant or any of the Warrant Shares.

         1.5. "Common Stock" means the Common Stock of the Company, par value $.01 per share.

         1.6. "Exercise Date" means any date when this Warrant is exercised, in whole or in part, in the manner indicated in Subsections 2.1 and 2.2.

         1.7. "Exercise Price" means the Basic Exercise Price or, if an adjustment is required under this Warrant, then "Exercise Price" means, after each such adjustment, the price at
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which a Warrant Share may be purchased upon exercise of this Warrant immediately following the last such adjustment.

         1.8. "Expiration Date" means 11:59 p.m. Eastern Standard Time on the day immediately preceding the seventh anniversary of the Grant Date or, if such date falls on a Saturday, Sunday, or holiday, on the first business day thereafter.

         1.9. "Grant Date" means the date as of which this Warrant was first granted as stated at the beginning of this Warrant.

         1.10. "Prospectus" means a preliminary prospectus or final prospectus (including any supplement), or any offering circular or similar offering document, included in a Registration Statement.

         1.11. "Registration Statement" means a registration or offering statement, a pre-effective or post-effective amendment to a registration statement, or any other document proposed for filing or filed by the Company under the Securities Act which is or would be available under applicable laws, rules and regulations to register a public offering or sale of any Warrant Shares.

         1.12. "Securities Act" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

         1.13. "Underwriter" means any party who is an "underwriter" within the meaning of the Securities Act with respect to any sale by or for the account of the Holder of any of the Warrant Shares.

         1.14. "Warrant" means this Common Stock Purchase Warrant and each subsequently issued Common Stock Purchase Warrant, if any, for which this Warrant has been exchanged.

         1.15. "Warrant Shares" any shares of Common Stock or other securities issued or subject to issuance upon exercise of this Warrant or upon exchange of this Warrant for a Warrant or warrants of different denominations.

         2.    DURATION AND EXERCISE OF WARRANT

         2.1. Exercise Period and Exercise Price. Subject to the provisions of
Section 7 hereof, this warrant shall be exercisable, in whole or in part, at any time and from time to time beginning on the second anniversary of the Grant Date and on or before the Expiration Date.

         2.2. Method of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by (i) surrendering this Warrant to the Company, (ii) tendering to the Company


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payment in cash of the Exercise Price for the Warrant Shares for which exercise is made and (iii) executing and delivering to the Company the Exercise Form attached hereto as Schedule 2.2. Upon proper exercise, subject to Subsection 2.4, the Holder shall be deemed to be the holder of record of the Warrant Shares for which exercise is made, even though the stock register or transfer books of the Company may then be closed or certificates representing such Warrant Shares may not then be actually delivered to the Holder.

         2.3. Certificates. Within a reasonable time, but no more than 20 days after this Warrant has been duly exercised in compliance with Subsection 2.2, certificates for such Warrant Shares shall be delivered to the Holder and, unless this Warrant has expired, it shall be returned to Holder endorsed by an officer of the Company to indicate the number of Warrant Shares previously exercised and the number of Warrants remaining to be exercised or a new Warrant or Warrants for such aggregate number of shares remaining shall be issued to the Holder.

         2.4. Securities Act Compliance. Unless the transfer of the Warrant Shares shall have been registered under the Securities Act, as a condition of its delivery of any Warrant or any certificate for Warrant Shares, the Company may require the Holder (including any transferee of a Warrant or Warrant Shares in whose name such Warrant or Warrant Shares are to be registered) to deliver to the Company written representations regarding the purchaser's sophistication, investment intent, acquisition for his own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering, and the Company may place conspicuously upon each such Warrant and certificate representing Warrant Shares a legend, substantially in the following form:

         "The securities represented by this certificate have been issued without registration or qualification under the Securities Act of 1933 (the "Securities Act") or the securities or Blue Sky laws of any jurisdiction. Such securities may not be sold, assigned, transferred or otherwise disposed of, beneficially or on the records of the Company, unless such securities have first been registered or qualified under the Securities Act and applicable securities or Blue Sky laws or there has been delivered to the Company an opinion of counsel, satisfactory to the Company, to the effect that such registration and qualification is not required."

         2.5. Taxes. The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in connection with the original issuance of this Warrant, or the issuance of any Warrant Shares upon the exercise of this Warrant to the Holder thereof. The Company shall not, however, be required to pay any taxes which may be payable in respect of any subsequent transfer of this Warrant or of any Warrant Shares.


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      3.     VALIDITY AND RESERVATION OF WARRANT SHARES

      The Company covenants that this Warrant and all shares of Common Stock issued upon exercise of this Warrant will be validly issued, fully paid, nonassessable, free of preemptive rights, subject to no liens or claims and free of restrictions other than those set forth herein or placed thereon by the Holder. The Company agrees that so long as this Warrant may be exercised, the Company will have authorized and reserved for issuance upon exercise of this Warrant a sufficient number of Warrant Shares to provide for exercise in full.

      4.     FRACTIONAL SHARES

      No fractional Warrant Share shall be issued upon the exercise of this Warrant. With respect to any fraction of a Warrant Share otherwise issuable upon any such exercise, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Exercise Price.

      5.     LIMITED RIGHTS OF THE WARRANT HOLDER

      The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a holder of Common Stock of the Company, either at law or equity, until the Warrant shall have been exercised and the Holder shall be deemed to be the holder of record of Warrant Shares, as provided in this Warrant, at which time the person or persons in whose name or names the certificate or certificates for Warrant Shares being purchased are to be issued shall be deemed the holder or holders of record of such shares for all purposes.

      6.     EXCHANGE, TRANSFER OR LOSS OF WARRANT

      6.1. Transfer. Subject to the provisions of Sections 2.4 and 10, upon surrender of this Warrant to the Company with the attached Assignment Form duly executed and the tender of funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants to the assignee(s) named in such Assignment Form, and a new Warrant or Warrants to the Holder representing the portion of the original Warrant not so assigned, and this Warrant shall be canceled concurrently with such issuance.

      6.2. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

      7.     ANTI-DILUTION ADJUSTMENTS

      7.1. Adjustment of Exercise Price. The number of Warrant Shares and the Exercise Price are subject to change or adjustment as follows:


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            (a) Recapitalization, Stock Split, Stock Dividend. If at any time after the Grant Date and on or before the Expiration Date the Company effects or declares a subdivision, combination, reclassification, split-up, reverse split-up, or other recapitalization of its outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, or a dividend payable in shares of Common Stock, the number of Warrant Shares for which the Warrant is exercisable immediately prior to such subdivision, combination, reclassification, split-up, reverse split-up, or other recapitalization or dividend shall thereafter be appropriately increased or decreased, as appropriate, so that both immediately before and immediately after such event, the number of Warrant Shares shall represent the right to purchase the same percentage of the outstanding Common Stock. Upon any such adjustment of the number of Warrant Shares, the Exercise Price shall be adjusted to the new Exercise Price obtained by dividing (i) the product of the number of Warrant Shares issuable immediately prior to such adjustment and the Exercise Price then in effect by (ii) the number of Warrant Shares issuable immediately after such adjustment.

            (b) Dividend Payable in Security or Property Other Than Cash. If at any time after the Grant Date and on or before the Expiration Date the Company declares a dividend on its Common Stock payable in securities of the Company (other than Common Stock) or in other property (other than cash), the Holder shall, without additional cost, be entitled to receive upon the exercise of this Warrant, in addition to the Warrant Shares to which such Holder is otherwise entitled upon such exercise, the amount of securities or noncash property that such Holder would have been entitled to receive with respect to the Warrant Shares if such Holder had been a holder, on the record date for such dividend, of the number of shares of Common Stock purchased upon such exercise of this Warrant.

            (c) Merger, Sale of Assets, Etc. If at any time after the Grant Date and on or before the Expiration Date there occurs (i) a reorganization not otherwise provided for herein, (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or by virtue of which the outstanding Common Stock is converted into securities, cash, or other property, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then the Holder shall be entitled to receive, upon exercise of this Warrant and payment of the Exercise Price, the number of shares or units of securities, cash, or other property (or the cash value thereof, determined in good faith by the Company's Board of Directors) that the Holder would have been entitled to receive as a result of such event if this Warrant had been exercised immediately prior to the record date (or, if none, the effective date) for such transaction, and appropriate adjustment shall be made in the application of the provisions of this Warrant after the transaction such that the rights and interests of the Holder under this Warrant shall be preserved with respect to any shares or other property deliverable to such Holder upon exercise of the Warrant after such transaction.

            (d) Other Offerings. If at any time after the Grant Date and on or before the Expiration Date the Company completes a public or private offering of additional shares of


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Common Stock at an effective price or prices (after deducting any underwriting discount or commission) ten percent or more below the low sales price of the Common Stock on the NASDAQ-NMS on the closing date of such offering, the Holder shall, without additional cost except payment of the exercise price defined below, be entitled to purchase upon exercise of this Warrant or at any time thereafter until the Expiration Date, in addition to the Warrant Shares to which the Holder is otherwise entitled upon such exercise, that number of shares of Common Stock required for the Holder to maintain the same percentage ownership of the Company's Common Stock immediately following such offering (assuming full exercise of this Warrant and the exercise or conversion of all exercisable or convertible securities issued in such offering or previously outstanding) as such Holder had (assuming full exercise of this Warrant and all other exercisable or convertible securities) immediately prior to the closing date of such offering or offerings. For purposes of this Section 7.1(d), an offering of additional shares of Common Stock shall include any offering of any form of stock option (other than employee stock options), stock warrant, or other security convertible into, exchangeable for, or exercisable to acquire shares of common Stock; provided that the purchase date of such Common stock shall be deemed to be the date of original sale of such stock option, stock warrant or convertible security rather than the date of exercise or conversion. The exercise price per share payable by the Holder for such additional shares of Common Stock shall be the average net selling price per share (after deducting commissions and fees) received or to be received by the Company as a result of such offering and upon the full exercise or conversion of the securities issued therein; provided, however that if either the price at which or the number of shares of Common Stock into which any securities issued in such offering are exercisable or convertible is not fixed at the time of the offering, the issuance of such securities shall, for purposes of this subsection 7.1(d), be deemed a separate offering that is completed on the first date both the price and the number of shares become fixed.

            (e) Minimum Adjustment Not Required. Anything in this Section 7.1 to the contrary notwithstanding, the Company shall not be required, except as hereinafter provided, to make any adjustment of the Exercise Price in any case in which the amount by which such Exercise price would be increased or reduced, in accordance with the foregoing provisions, would be less than $.05 per share, but in such a case, any adjustment that would otherwise be required to be made will be carried forward and made at the time and together with the next subsequent adjustment which, together with any and all such adjustments so carried forward, shall amount to not less than $.05 per share; provided, however, that adjustments in the Exercise Price shall be required and made in accordance with the provisions of this Subsection 7.1 (other than this subparagraph) not later than such time as may be necessary in order to preserve the tax-free nature of any distribution (within the meaning of Section 305 of the United States Internal Revenue Code of 1986, as amended) to the Holder or the holders of Common Stock.

            (f) Employee Stock Options. Notwithstanding anything to the contrary contained in this Section 7, no adjustment shall be made with respect to the granting to employees of options to purchase shares of Common Stock of the Company or the subsequent


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exercise or modification thereof in connection with employee stock option plans of the Company.

            (g) Other Adjustments. The Company shall make such other or additional equitable adjustments to the number of Warrant Shares and the Exercise Price as may be necessary to protect the Holder against dilution of this Warrant, as contemplated in this Subsection 7.1, except that the issuance of additional shares of Common Stock in satisfaction of the Company's obligations under this Warrant shall not give rise to any such adjustment.

            (h) Term "Common Stock" When used in this Section 7.1, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and with no rights of conversion into "Common Stock" and without a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

      7.2. Shares Deemed Warrant Stock. Shares of Common Stock issued or issuable pursuant to Section 7.1 shall be deemed Warrant Shares for all purposes of this Warrant, and the Holder shall have the same rights with respect to such shares as such Holder has or would have with respect to any other Warrant Shares.

      7.3. Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares is required to be adjusted under Section 7.1, the Company shall promptly mail by certified mail to the Holder, a certificate of its chief financial officer showing the adjusted number of Warrant Shares and Exercise Price, setting forth in reasonable detail the facts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment.

      If, within 45 days of the mailing of such certificate, the Holder notifies the Company in writing of its disagreement with the computation of the adjusted number of Warrant Shares or Exercise Price contained in the Company certificate, then the Company will promptly obtain a certificate of a firm of independent certified public accountants of recognized standing selected by the Company's Board of Directors (who may be the regular auditors of the Company) covering the same items required by the Company certificate and mail a copy of such certificate to the Holder. The certificate of the firm of independent public accountants will be conclusive evidence of the correctness of the computations with respect to any adjustment of the number of Warrant Shares or the Exercise Price.


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      8.     NOTICE TO HOLDER

      So long as this Warrant is outstanding, whenever the Company shall expect to (i) pay any dividend or distribution upon Common Stock, (ii) offer to the holders of Common Stock any right to subscribe for or to purchase any other securities of the Company, (iii) effect any recapitalization, merger, consolidation, reorganization, transfer, sale, lease or conveyance as referred to in Section 7, or (iv) be involved in any voluntary or involuntary dissolution, liquidation or winding up of the Company, at least thirty days before the proposed action or any applicable record date, the Company, by certified mail, shall give the Holder written notice describing the proposed action and stating the date on which (x) a record date is to be fixed for the purposes of such dividend, distribution or right or (y) such recapitalization, merger, consolidation, reorganization, transfer, sale, lease, conveyance, dissolution, liquidation or winding up is to take place and when, if any date is to be fixed, the record holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such recapitalization, merger, consolidation, reorganization, transfer, sale, lease, conveyance, dissolution, liquidation or winding up.

      9.     REGISTRATION OF THE WARRANT SHARES

      9.1.   Registration Rights.

             (a) Piggy-back Registration. The Company shall advise each Holder of this Warrant or Warrant Shares, by written notice at least four weeks in advance thereof, of the intended filing of any Registration Statement which is filed after the Grant Date and within two years after the Expiration Date. Subject to the restrictions imposed by any underwriter, as set forth below, the Company shall, upon the request of any Holder, include in any such Registration Statement such information as may be required to permit a public offering of such Holder's Warrant Shares. If any such Registration Statement is being filed by the Company in connection with an underwritten public offering of securities of the Company, all the proceeds of which are to be received by the Company, the number of shares included in such Registration Statement shall be limited to such number, if any, as the underwriter in good faith determines would not have a material adverse effect on the marketing of the Company's securities, and the marketing of the Company's securities shall have priority over the marketing of securities for the accounts of the Holder or any other person requesting registration. If any such Registration Statement is being filed by the Company for the benefit of selling security holders, the Company will permit the Holder to include in such Registration Statement at least a pro rata portion (based upon the ratio of the number of shares which such selling security holders desire to sell to the number of shares which Holder desires to sell) of the total shares of Common Stock being registered.

             (b) Demand Registration. If at any time after the Grant Date and within two years following the Expiration Date the Holder notifies the Company that the Holder contemplates (i) the transfer of all or any part of the Warrant or Warrant Shares, or (ii) the exercise of all or any part of the Warrant and the transfer of all or any part of the Warrant


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Shares, under such circumstances that a public offering (within the meaning of the Securities Act) of such securities will be required, then the Company shall, as promptly as practicable after receipt of such notice, if any of such securities may not then be sold publicly within three months after the date of such notice otherwise than in a public offering under the Securities Act, file a Registration Statement pursuant to the Securities Act, to the end that such securities may be sold under the Securities Act as promptly as practicable from the date of receipt of such notice by the Company; provided that (w) no more than two such demands may be made upon the Company during the period beginning with the Grant Date and ending within two years following the Expiration Date and (x) any demand by the Holder for the filing of a Registration Statement pursuant to the Securities Act shall relate to the registration of at least 150,000 shares of the Company's Common Stock or shares having an aggregate market value at the time of such notice of not less than $1,500,000 (which conditions may be met by aggregating the shares or value of shares of the Holder with those of other persons having registration rights or otherwise participating in such registration), (y) no more than one demand may be made upon the Company during any period of twelve consecutive months, and (z) the Holder shall not require of the Company, in order to register the Warrant Shares, any audit other than the usual audit at the close of the Company's fiscal year unless the Holder bears the cost of such audit.

            (c) General Provisions. The following provisions shall also be applicable to any such Registration Statement:

                  (1) The Holder shall furnish the Company with such appropriate information (relating to the Holder's intentions) in connection therewith as the Company shall reasonably request in writing. Following the effective date of such Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such number of Prospectuses or offering circulars meeting the requirements of the Securities Act as shall reasonably be requested by the Holder to conduct a public offering pursuant to the Registration Statement. The Company shall file such Blue Sky Applications and use its best efforts to qualify securities included therein for sale in such states as the Holder shall reasonably designate.

                  (2) Except for the first registration under Subsection 9.1(b), all expenses of which, except for any underwriting commission attributable to securities offered by sellers other than the Company, shall be borne by the Company, the Holder shall bear the Holder's pro rata share of the cost and expense directly relating to any registration of securities pursuant to this Section 9.1 (not including Company salaries and expenses), and shall be required to pay the Holder's share of any underwriting commission due in connection with any such sale; the pro rata share of such costs and expenses shall be equal to that percentage of the total securities covered by the Registration Statement represented by the Holder's sale.


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                  (3) The Company shall indemnify and hold harmless the Holder and each Underwriter who purchases from or sells for the Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities attributable to any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus included therein, required to be filed or furnished by reason of this Section 9.1, or attributable to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are attributable to any such statement, omission, or alleged omission based on information furnished or required to be furnished in writing to the Company by and about the Holder or Underwriter expressly for use therein, which indemnification shall include each person, if any, who controls the Holder or any such Underwriter within the meaning of the Securities Act; provided, however, that the Company shall not be obliged so to indemnify the Holder or any such Underwriter or controlling person (i) insofar as such losses, claims, damages or liabilities are the result of any underwriter's failure to deliver a current prospectus, if the reason for such failure is that the prospectus made available by the Company is not then current and the Company did not, prior to such failure, notify such underwriter in writing that such prospectus was then no longer current; and (ii) unless the Holder or such underwriter shall at the same time indemnify the Company, its directors, each officer signing a Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities attributable to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or offering circular required to be filed or furnished by reason of this Subsection 9.1, or attributable to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are attributable to any untrue statement or alleged untrue statement or omission or alleged omission based on information furnished in writing to the Company by and about the Holder or any such Underwriter expressly for use therein. The procedures with respect to indemnification set forth in the Agreement shall, to the extent not expressly inconsistent with the provisions herein, govern the handling of claims for indemnification hereunder.

                  (4) The Company shall, or will use its best efforts to (i)
            prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement with respect to the Warrant Shares to be registered or qualified and cause such Registration Statement to become and remain effective; provided, that in the case of an underwritten public offering, the Company shall


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            not be required to keep the Registration Statement effective, or to prepare and file any amendments or supplements, later than 90 days after the date on which the Registration Statement becomes effective under the Securities Act, and in the case of a registration for a nonunderwritten shelf offering, the Company shall not be required to register such an offering unless the Company is eligible to use a Form S-3 registration statement and need not maintain the effectiveness of such registration statement after all Warrant Shares covered thereby become eligible for public sale without registration and are no longer subject to the volume and timing limitations of the Commission's Rule 144; and (ii) prepare and file with the Commission amendments and supplements to the Registration Statement and the prospectus or offering circular as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by the Registration Statement whenever the Holder wishes to dispose of the same, subject, however, to the provision contained in (i) above. Notwithstanding the foregoing, in the case of a registration request pursuant to Section 9.1(a), the Company's best efforts obligation shall in no way limit the Company's right to determine not to file a registration statement or to determine to withdraw any such registration statement if the Company's Board of Directors believes that it is no longer in the best interest of the company to continue with the registration of Shares.

                     (5) The Company shall, in case of a registration or
            notification, furnish to the Holder, at the time of each disposition of Warrant Shares, an opinion of counsel for the Company acceptable to the Holder to the effect that a Registration Statement covering the Warrants and Warrant Shares has been filed with the Commission under the Securities Act and has become effective, that a prospectus or offering circular complying in form with the requirements of the Securities Act is available for delivery, that no stop order has been issued by the Commission suspending the effectiveness of the Registration Statement or suspending the availability of the offering exemption and that, to the best of counsel's knowledge, no proceedings for the issuance of a stop order are threatened or contemplated.

         9.2. Exchange Listing. Prior to the issuance of any Warrant Shares, the Company shall use its best efforts to secure the listing of any such shares upon any securities exchange upon which shares of the Company's Common Stock are listed; the costs of such listing shall be paid by the Company.

         9.3. No Obligation to Sell. Neither the giving of any notice nor the making of any request hereunder shall impose any obligation on the selling Holder to sell any Warrant or Warrant Shares.


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      9.4.  Registration Rights Survive Exercise. The Company's obligations under this Section 9 shall continue in effect, regardless of the exercise or surrender of this Warrant, and shall inure to the benefit of each Holder of any of the Warrants or Warrant Shares. The Company's obligations under this Section 9 shall expire, however, with respect to a Warrant or Warrant Share which shall have been sold in a public offering registered under the Securities Act or in a sale exempt from such registration if thereafter such Warrant Shares are eligible for resale to the public without restriction.

      10.   TRANSFER RESTRICTION

      10.1. General. Anything contained herein to the contrary notwithstanding, this Warrant may not be partially or fully assigned, transferred, hypothecated or sold except that it may be assigned in whole or in part to (a) any subsidiary or other affiliated company of Holder, (b) partnerships in which the general partners are Holder or parties described in (a) above, (c) successors to Holder, whether by merger, consolidation, liquidation, dissolution or otherwise, (d) a purchaser of substantially all of the assets of Holder, or (e) to an investment banking brokerage firm of Holder's choice which is reasonably acceptable to the Company, and except that

            (i) transfers of this Warrant in the manner contemplated by Subsection 10.2 or by operation of law shall be permitted and

            (ii) in the event that Holder desires to assign this Warrant in accordance with paragraph 10.1(e) hereof, it shall first grant to the Company the right, exercisable within 60 days of Holder's notice to the Company of its intention to so assign, to purchase all of the shares which are to be the subject of the assignment to an investment banking/brokerage firm, on the same terms and conditions as to both purchase price and timing of closing as Holder has received from such investment banking/brokerage firm.

            Any such assignment or transfer shall be made by surrender of this Warrant to the Company or at the office of its transfer agent, if any, with the Form of Assignment annexed hereto as Schedule 10. I duly executed and funds sufficient to pay any transfer tax, whereupon the Company shall, without charge, execute and deliver a new warrant in the name of the assignee, and this Warrant shall promptly be canceled.

      10.2. Securities Law Compliance. Except as provided in Subsection 10. 1 above, this Warrant and the Warrant Shares may not be sold or otherwise disposed of except as follows:

            (i) in a transaction which, in the opinion, satisfactory in form and substance to the Company, of counsel reasonably satisfactory to the Company, is a transaction in which this Warrant or the Warrant Shares may legally be


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
                  transferred without registration and without the delivery of a current prospectus or offering circular with respect thereto; or

            (ii) as to the Warrant Shares, to any person upon delivery of a prospectus or offering circular then meeting the requirements of the Securities Act relating to such securities (as to which a Registration Statement under the Securities Act shall then be in effect) and the offering thereof for such sale or disposition.

      11.    WARRANTIES AND REPRESENTATIONS

            (a) The Company hereby makes the following representations and warranties, each of which is true and correct on the date hereof and each of which the Company acknowledges may be relied upon by Holder.

      11.1. Corporate Existence and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and use its properties and to transact the business in which the Company is engaged, holds all franchises, licenses and permits necessary and required therefor.

      11.2. Approval of Agreements. The execution and delivery of the Agreement and this Warrant was authorized and approved by the Company's board of directors at a meeting held on September 25, 1992. Following such authorization and approval, the Company has full power and authority to enter into the Agreement and this warrant and to perform its obligations thereunder, and neither the execution or the performance of the Agreement or the Warrant nor the consummation of the transactions contemplated thereby will result in the breach of- any statute or regulation of the United States or the State of Delaware or will conflict with or result in the breach of or default by the Company of the terms or provisions of, or constitute a default under the Certificate of Incorporation or Bylaws of the Company or will result in the acceleration of any obligation of the Company under any material agreement, instrument, decree, order, judgment or other restriction to which the Company is a party or by which it is bound.

            (b) The Holder makes the following representations and warranties, each of which is true and correct on the date hereof, and each of which the Holder acknowledges may be relied upon by the Company.

      11.3. Investment Intent. Holder is purchasing this Warrant and, upon exercise of this Warrant, the Warrant Shares, for its own account and not for the account of others, for investment purposes only and not with a view to the distribution thereof; and Holder is a sophisticated investor, able to bear the economic risk of loss or lack of liquidity of its investment, and has had access to such information concerning the Company as was or would be available in a Registration Statement.

      11.4. Corporate Authority. Holder has full power and corporate authority to enter into this Agreement, without conflict or breach of any of the terms or provisions of its Certificate of Incorporation or Bylaws, or any other express obligation to which Holder is a party or by which it is bound.

      12.   MISCELLANEOUS

      12.1. Successor and Assigns. The covenants and provisions of this Warrant shall bind and inure to the benefit of successors and permitted assigns of the parties.

      12.2. Notice. Notice or demand pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by registered or certified mail, return receipt requested, postage prepaid, addressed, until another address is designated in writing by the Company, as follows:

                              Oncogene Science, Inc.
                              106 Charles Lindbergh Boulevard
                              Uniondale, N.Y. 11553
                              Attention:  President

Notice or demand pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed, until another is designated in writing by Holder, as follows:

                              Marion Merrell Dow Inc.
                              9300 Ward Parkway
                              Kansas City, Missouri 64114
                              Attention:  Vice President and General Counsel

      12.3. Applicable Law. The validity, interpretation and performances of this Warrant shall be governed by the laws of the State of Delaware.

      12.4. Nonredeemability. This Warrant shall not be redeemable by the Company without the Holder's prior written consent.

      12.5. Headings. The Article headings herein are for convenience only and are not part of this warrant and shall not affect the interpretation thereof.

      12.6. Schedules. The Schedules attached hereto are incorporated herein by this reference as though fully set forth in this Common Stock Warrant.

                                 ONCOGENE SCIENCE, INC.

                                 By: ________________________________
                                 Title: _____________________________


                                 MARION MERRELL DOW INC.



                                 By: ________________________________
                                 Title:______________________________

                                  SCHEDULE 2.2

                                  EXERCISE FORM

                   (To Be Executed by the Warrant Holder If He
                    Desires to Exercise the Warrant in Whole
                                   Or In Part)

TO:   Oncogene Science, Inc.
      ______________________
      ______________________

The undersigned, Marion Merrell Dow Inc., hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder _______________ shares of Common Stock provided for therein and tenders payment herewith to the order of Oncogene Science, Inc. in the amount of $ _______________________.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:       _________________________

Address:    _________________________

Deliver to: _________________________

Address:    _________________________

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that the Warrant be endorsed to indicate the balance remaining of the shares of Common Stock purchasable under the Warrant and the Warrant as so endorsed then be returned to Marion Merrell Dow Inc. at:

Address:    9300 Ward Parkway
            Kansas City, Missouri 64114

Attention:  Vice President and General Counsel

                                    MARION MERRELL DOW INC.


                                    By: ________________________________
                                    Title:______________________________
                                    Date: ______________________________

                                  SCHEDULE 10.1

                               FORM OF ASSIGNMENT

                       (To Be Signed Only Upon Assignment)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________ the right to purchase ________ shares of
Common Stock evidenced by the within Warrant, and appoints
__________________________ to transfer the same on the books of Oncogene Science, Inc. with the full power of substitution in the premises.

                                 MARION MERRELL DOW INC.



                                 By: ________________________________
                                 Title:______________________________
                                 Date: ______________________________

Signature Guaranteed:

_____________________________


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